SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2005

HOST MARRIOTT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500 Bethesda, Maryland	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

We hereby amend the Company’s Form 8-K with respect to the announcement of financial results for the fourth quarter ended December 31, 2004, which was filed on February 24, 2005 for the purposes of adding the additional reconciliations set forth below to Exhibit 99.1 as previously filed.

The information in this Report, including the exhibit, is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section with the exception of the items detailed in the paragraph below. Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings, except as provided in the paragraph below.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

See the additional pages attached which should be included in the Exhibit 99.1 previously filed.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST MARRIOTT CORPORATION

Date: February 25, 2005	By:	/S/ LARRY K. HARVEY
	Name:	Larry K. Harvey
	Title:	Senior Vice President and Corporate Controller